SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                -------------------------------------------------
                                  May 15, 1997


                        Banc One Credit Card Master Trust
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)



                                    New York
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)



                    0-25636                         31-4148768
            -----------------------   ------------------------------------
            (Commission File Number)  (IRS Employer Identification Number)



      c/o Bank One, Columbus, N.A., as Administrator, 800 Brooksedge Blvd.,
      ---------------------------------------------------------------------
                  Attn: Thomas Ferree, Westerville, Ohio 43081
               (Address of Principal Executive Offices) (Zip Code)



               Registrant's telephone number, including area code:
               ---------------------------------------------------
                                 (614) 248-3404

Item 5.  Other Events

On May 15, 1997, the Banc One Credit Card Master Trust (the "Trust") made a regular monthly distribution of principal and/or interest to holders of the following Certificates issued by the Trust, each of which is included in Group One and is a Principal Sharing Series:

           7.55% Class A Asset Backed Certificates, Series 1994-B
           7.75% Class B Asset Backed Certificates, Series 1994-B
           7.80% Class A Asset Backed Certificates, Series 1994-C
           8.00% Class B Asset Backed Certificates, Series 1994-C
           6.15% Class A Asset Backed Certificates, Series 1995-A
           6.30% Class B Asset Backed Certificates, Series 1995-A
           6.30% Class A Asset Backed Certificates, Series 1995-B
           6.45% Class B Asset Backed Certificates, Series 1995-B
           Floating Rate Class A Asset Backed Certificates, Series 1996-A Floating Rate Class B Asset Backed Certificates, Series 1996-A


Item 7.  Exhibits
See page 5 for Exhibit Index.

                                   SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      BANC ONE CREDIT CARD MASTER TRUST



Date: May 14, 1997                    By:    /s/Thomas Ferree
                                             ---------------------
                                      Name:  Thomas Ferree
                                      Title: Senior Vice President

                                      BANK ONE, COLUMBUS, NA

EXHIBIT INDEX



Exhibit           Description                                                                      Page


99.1              The Monthly Statements and other information reflecting the Trust's
                  Activities for the Monthly Period ending April 30, 1997..........................6-18

99.2              Monthly Servicer's Certificates..................................................19-23

